                               UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC  20549


                                 FORM 8-K

                              CURRENT REPORT


                    Pursuant to Section 13 or 15 (d) of
                    the Securities Exchange Act of 1934


             Date of Report (date of earliest event reported):
                             January 29, 2003


                               AIRGAS, INC.
          ______________________________________________________
          (Exact name of registrant as specified in its charter)



   Delaware                       1-9344                     56-0732648
_______________            _______________________          _____________
(State or other            (Commission File Number)        (I.R.S. Employer
jurisdiction of                                            Identification No.)
incorporation)



                 259 North Radnor-Chester Road, Suite 100
                          Radnor, PA  19087-5283
                 _________________________________________
                 (Address of principal executive offices)



Registrant's telephone number, including area code: (610) 687-5253
                                                     _____________

Item 5.  Other Events.
         ____________

   On January 29, 2003, Airgas, Inc. reported its earnings for its third quarter and nine months ended December 31, 2002, as described in the press release attached as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         __________________________________________________________________

(a)  None

(b)  None

(c)  Exhibits.

       99.1 - Press Release dated January 29, 2003

                                Signatures
                                __________

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant and Co-Registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRGAS, INC.                         AIRGAS EAST, INC.
(Registrant)                         AIRGAS GREAT LAKES, INC.
                                     AIRGAS MID AMERICA, INC.
                                     AIRGAS NORTH CENTRAL, INC.
BY:  /s/ Robert M. McLaughlin        AIRGAS SOUTH, INC.
     Robert M. McLaughlin            AIRGAS GULF STATES, INC.
     Vice President & Controller     AIRGAS MID SOUTH, INC.
                                     AIRGAS INTERMOUNTAIN, INC.
                                     AIRGAS NORPAC, INC.
                                     AIRGAS NORTHERN CALIFORNIA & NEVADA, INC.
                                     AIRGAS SOUTHWEST, INC.
                                     AIRGAS WEST, INC.
                                     AIRGAS SAFETY, INC.
                                     RUTLAND TOOL & SUPPLY CO., INC.
                                     AIRGAS CARBONIC, INC.
                                     AIRGAS SPECIALTY GASES, INC.
                                     NITROUS OXIDE CORP.
                                     PURITAN MEDICAL PRODUCTS, INC.
                                     RED-D-ARC, INC.
                                     AIRGAS REALTY, INC.
                                     AIRGAS DATA, LLC

                                     ________________________________________
                                                (Co-Registrants)


                                     BY: /s/ Robert M. McLaughlin
                                         Robert M. McLaughlin
                                         Vice President


                                     ATNL, INC.
                                     ________________________________________
                                                (Co-Registrant)



                                     BY: /s/ James S. Ely
                                         James S. Ely
                                         Vice President and
                                          Quality Control Officer

DATED:     January 30, 2003